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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 28, 2003
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                 000-22023                  77-0156161
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)       File No.)           identification number)



                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99.1  Press release dated April 28, 2003 filed pursuant to Item 9.

ITEM 9.  REGULATION FD DISCLOSURE.

On April 28, 2003, Macrovision Corporation issued a press release reporting its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8216. This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MACROVISION CORPORATION
                                                 (Registrant)




Date:  April 28, 2003                        By: /s/ William A. Krepick
                                                 -------------------------------
                                                 William A. Krepick
                                                 Chief Executive Officer and
                                                 President